PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated February 27, 2025
to Prospectuses and Updating Summary Prospectuses dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus ("Prospectus(es)") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

Investment Option Updates
This Supplement is to inform you that there are changes to the variable investment options that are available in your Annuity. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because the Portfolios are available to you.

I (a). Merger Pending Shareholder Approval:
Subject to shareholder approval, effective on or about April 14, 2025 (the “Effective Date”), the following Target Portfolio will be merged into the following Acquiring Portfolio. Upon completion of the merger, all references to the Target Portfolio in the Prospectuses will be deleted.
Target Portfolio	Acquiring Portfolio
PSF Mid-Cap Growth Portfolio – Class I	PSF PGIM Jennison Growth Portfolio – Class I

What will happen to any funds you may have in the Target Portfolio
On the Effective Date, the Target Portfolio will no longer be available under your Annuity contract, and any Account Value allocated to the Sub-account that invested in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio. Your Account Value in the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value in the Sub-account that invested in the Target Portfolio immediately prior to the merger.

Voluntary Transfers
You may transfer your Account Value out of the Target Portfolio into an investment option available under your Annuity contract for a period of 60 days prior to the Effective Date. There will be no charge for the transfer, and it will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to the Acquiring Portfolio because of the merger can be transferred into an investment option available under your Annuity contract at no charge and will not count as one of your annual free transfers. However, any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Effective Date
After the Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio will be deemed an instruction for the Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

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I (b). Portfolio Expense Change Contingent Upon Shareholder Approval of Merger:
Contingent upon shareholder approval of Portfolio mergers within the Prudential Series Fund, on or about April 14, 2025, the Current Expenses listed in the table in “Appendix A – Portfolios Available Under the Annuity” for certain Portfolios will be reduced and restated as shown below:
Portfolio Name	Current Expenses
PSF PGIM Jennison Blend Portfolio – Class I ♦	0.45%
PSF PGIM Jennison Growth Portfolio – Class I ♦	0.60%
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please go to www.prudential.com/personal/annuities/annuty-prospectuses, or call us at 888-PRU-2888 (888-778-2888) to speak to one of our customer service representatives, Monday – Friday, 8:00 a.m. – 6:00 p.m. Eastern Time.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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